Report of
Independent
Registered Public
Accounting Firm

To the Shareholders
and Board of
Trustees of
Federated Core
Trust:

In planning and
performing our
audits of the
financial statements
of Federated
Mortgage Core
Portfolio, and High-
Yield Bond Fund
(two of the
portfolios
constituting
Federated Core
Trust) (collectively,
the ?Funds?) as of
and for the year
ended December
31, 2014, in
accordance with the
standards of the
Public Company
Accounting
Oversight Board
(United States), we
considered the
Funds? internal
control over
financial reporting,
including controls
over safeguarding
securities, as a basis
for designing our
auditing procedures
for the purpose of
expressing our
opinion on the
financial statements
and to comply with
the requirements of
Form N-SAR, but
not for the purpose
of expressing an
opinion on the
effectiveness of the
Funds? internal
control over
financial reporting.
Accordingly, we
express no such
opinion.

The management of
the Funds is
responsible for
establishing and
maintaining
effective internal
control over
financial reporting.
In fulfilling this
responsibility,
estimates and
judgments by
management are
required to assess
the expected
benefits and related
costs of controls.  A
company?s internal
control over
financial reporting
is a process
designed to provide
reasonable
assurance regarding
the reliability of
financial reporting
and the preparation
of financial
statements for
external purposes in
accordance with
generally accepted
accounting
principles.  A
company?s internal
control over
financial reporting
includes those
policies and
procedures that (1)
pertain to the
maintenance of
records that,  in
reasonable detail,
accurately and
fairly reflect the
transactions and
dispositions of the
assets of the
company; (2)
provide reasonable
assurance that
transactions are
recorded as
necessary to permit
preparation of
financial statements
in accordance with
generally accepted
accounting
principles, and that
receipts and
expenditures of the
company are being
made only in
accordance with
authorizations of
management and
directors of the
company; and (3)
provide reasonable
assurance regarding
prevention or
timely detection of
unauthorized
acquisition, use or
disposition of a
company?s assets
that could have a
material effect on
the financial
statements.

Because of its
inherent limitations,
internal control
over financial
reporting may not
prevent or detect
misstatements.
Also, projections of
any evaluation of
effectiveness to
future periods are
subject to the risk
that controls may
become inadequate
because of changes
in conditions, or
that the degree of
compliance with
the policies or
procedures may
deteriorate.

A deficiency in
internal control
over financial
reporting exists
when the design or
operation of a
control does not
allow management
or employees, in
the normal course
of performing their
assigned functions,
to prevent or detect
misstatements on a
timely basis.   A
material weakness
is a deficiency, or a
combination of
deficiencies, in
internal control
over financial
reporting, such that
there is a
reasonable
possibility that a
material





misstatement of the
company?s annual
or interim financial
statements will not
be prevented or
detected on a timely
basis.

Our consideration
of the Funds?
internal control
over financial
reporting was for
the limited purpose
described in the
first paragraph and
would not
necessarily disclose
all deficiencies in
internal control that
might be material
weaknesses under
standards
established by the
Public Company
Accounting
Oversight Board
(United States).
However, we noted
no deficiencies in
the Funds? internal
control over
financial reporting
and its operation,
including controls
over safeguarding
securities, that we
consider to be a
material weakness
as defined above as
of December 31,
2014.



This report is
intended solely for
the information and
use of management
and the Board of
Trustees of the
Funds and the
Securities and
Exchange
Commission and is
not intended to be
and should not be
used by anyone
other than these
specified parties.





	Ernst &
Young LLP










Boston,
Massachusetts
February 23, 2015